                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                         Date of Report: March 21, 2001



                                  SUNOCO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania            1-6841                  23-1743282
        ------------            ------                  ----------
       (State or other         (Commission             (IRS employer
       jurisdiction of         file number)            identification
        incorporation)                                  number)

       Ten Penn Center, 1801 Market Street, Philadelphia, PA  19103-1699
       -----------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)

       (215) 977-3000
       ----------------------------------------------------------------
       (Registrant's telephone number, including area code)
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Item 5. Other Events.
        -------------

     On March 21, 2001, Sunoco, Inc. issued a press release announcing the shutdown of its Yabucoa, Puerto Rico refinery and lubricants blend plants in Marcus Hook, PA, Tulsa, OK and Richmond, CA. The Company also separately announced that it expects operating income in the first quarter of 2001 in the range of $1.00 to $1.11 per share ($85 to $95 million). A copy of such press release is attached hereto as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.
        ---------------------------------------------------------

(c)     Exhibits
        --------

        99.1    Sunoco, Inc. Press Release dated March 21, 2001.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



        SUNOCO, INC.



BY      s/ JOSEPH P. KROTT
        ------------------
        Joseph P. Krott
        Comptroller
        (Principal Accounting Officer)

DATE March 21, 2001
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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                                Exhibit
------- ---------------------------------------------------------------

  99.1  Sunoco, Inc. Press Release dated March 21, 2001.